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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2002


                                 DRIL-QUIP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    001-13439               74-1828067
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

        13550 Hempstead Highway
             Houston, Texas                                      77040
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 939-7711

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Item 5.  Other Events.

         On May 15, 2002, the Board of Directors of Dril-Quip, Inc. (the "Company") approved amendments to the Company's insider trading policy to permit its officers, directors and other insiders to enter into written plans for trading the Company's securities pursuant to SEC Rule 10b5-1.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DRIL-QUIP, INC.




Date: June 6, 2002                         By: /s/ Gary D. Smith
                                               ---------------------------------
                                               Gary D. Smith
                                               Co-Chairman and Co-Chief
                                                Executive Officer


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